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                                                                   Exhibit 23.1
                                                                   ------------



                                                          [LOGO] ARTHUR ANDERSEN








CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 15, 2000 included in Constellation Brands, Inc.'s (formerly known as Canandaigua Brands, Inc.) Form 10-K for the year ended February 29, 2000 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP


Rochester, New York
May 11, 2001